EXHIBIT 99.1

                                                 Office of the United States Trustee
                                                 -----------------------------------

-----------------------------------------------------    -------------------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
3 Morgan                                                 Statement Number:    10
Irvine, CA  92618                                                          --------
                                         Debtor.         For the period     FROM:            12/1/00
                                                                                      ---------------
                                                                            TO:              12/31/00
-----------------------------------------------------                                 ---------------
Chapter 11 Case No.:    SA00-12031RA
-----------------------------------------------------    -------------------------------------------------------------------------

                                                              ----------------- ---------------- ---------------- ----------------
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                         Money Plus         General          Payroll            Tax
                                                                  Account           Account          Account          Account
                                                              ----------------- ---------------- ---------------- ----------------
A.       Total Receipts per all Prior Interim Statements        $2,511,496.25     $6,025,173.45   $407,327.00            $200.00
                                                              ----------------- ---------------- ---------------- ----------------
B.       Less:  Total Disbursements per all Prior Statements            -0-        4,531,074.98    391,893.63              -0-
                                                              ----------------- ---------------- ---------------- ----------------
C.       Beginning Balance (A less B)                            2,511,496.25      1,494,098.47     15,433.37             200.00
                                                              ----------------- ---------------- ---------------- ----------------
D.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                                11,155.86      2,002,832.20      9,000.00              -0-
                                                              ----------------- ---------------- ---------------- ----------------
E.       Balance Available (C plus D)                            2,522,652.11      3,496,930.67     24,433.37             200.00
                                                              ----------------- ---------------- ---------------- ----------------
F.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Date Check No.         Payee/Purpose
         --------------         -------------
                  SEE ATTACHMENT #1
         TOTAL DISBURSEMENTS THIS PERIOD                                -0-        1,682,441.08     18,122.52              -0-
                                                              ----------------- ---------------- ---------------- ----------------
G.       Ending Balance (E less F)                              $2,522,652.11     $1,814,489.59     $6,310.85            $200.00
                                                              ----------------- ---------------- ---------------- ----------------

H.  (1)  General Account
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011381
                                 ---------------------------------------------
    (2)  Payroll Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011111
                                 ---------------------------------------------
    (3)  Tax Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011031
                                 ---------------------------------------------

I.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):
                  Petty Cash $1,500
---------------------------------------------------------------------------------------------------------------------

I, (Name/Title: ROBERT MOSIER / PRESIDENT ), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:    1-18-01
        -----------

                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                                                 Office of the United States Trustee
                                                 -----------------------------------

-----------------------------------------------------    -------------------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
3 Morgan                                                 Statement Number:    10                            Page 1 of 3
Irvine, CA  92618                                                          --------
                                         Debtor.         For the period     FROM:            12/1/00
                                                                                      ---------------
                                                                            TO:              12/31/00
-----------------------------------------------------                                 ---------------
Chapter 11 Case No.:    SA00-12031RA
-----------------------------------------------------    -------------------------------------------------------------------------


1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)                                 [SEE ATTACHMENT TWO]
     A.  Related to Business Operations:
         Gross Sales                                                    $
                                                                        --------------
         Less:  Sales Returns and Discounts
                                                                        --------------
              Net Sales
                                                                                       ---------------
         Less:  Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                        --------------
         Add:  Purchases
                                                                        --------------
         Less:  Ending Inventory at Cost
                                                                        --------------
              Cost of Goods Sold
                                                                                       ---------------
                  Gross Profit
                                                                                                       ---------------
                  Other Operating Revenues (Specify)
                                                                                                       ---------------
         Less:  Operating Expenses:
         Officer Compensation
                                                                        --------------
         Salaries and Wages - Other Employees
                                                                        --------------
              Total Salaries and Wages
                                                                                       ---------------
              Employee Benefits and Pensions
                                                                                       ---------------
         Payroll Taxes
                                                                        --------------
         Real Estate Taxes
                                                                        --------------
         Federal and State Income Taxes
                                                                        --------------
              Total Sales
                                                                                       ---------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                        --------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                        --------------
         Insurance
                                                                        --------------
         Automobile Expense
                                                                        --------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                        --------------
         Depreciation and Amortization
                                                                        --------------
         Repairs and Maintenance
                                                                        --------------
         Advertising
                                                                        --------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                        --------------
         Bad Debts
                                                                        --------------
         Miscellaneous Operating Expenses (Specify)
                                                                        --------------
              Total Operating Expenses
                                                                                       ---------------
                  Net Gain/Loss from Business Operations
                                                                                                       ---------------
     B.  Not Related to Business Operations
         Income:
              Interest Income
                                                                                       ---------------
              Other Non-Operating Revenues (Specify)
                                                                                       ---------------
              Gross Proceeds on Sale of Assets
                                                                        --------------
              Less:  Original Cost of Assets plus Expenses of Sale
                                                                        --------------
                  Net Gain/Loss on Sale of Assets
                                                                                       ---------------
              Total Non-Operating Income
                                                                                                       ---------------
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
                                                                        --------------
              Other Non-Operating Expenses (Specify)
                                                                        --------------
              Total Non-Operating Expenses
                                                                                                       ---------------
     NET INCOME / LOSS FOR PERIOD                                                                      $
                                                                                                       ---------------

                                                           1

                               DEBTOR IN POSSESSION OPERATING REPORT NO.:   10  PAGE 2 OF 3
                                                                          -----

2.       Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):  (SEE ATTACHMENT #3, #4)

                                                            ---------------------------- ----------------------------
                                                                 Accounts Payable            Accounts Receivable
                                                            ---------------------------- ----------------------------
                    Current            Under 30 Days                    $220,217.76                     $1,098
                                                            ---------------------------- ----------------------------
                    Overdue            31-60 Days                         99,000.00                       -814
                                                            ---------------------------- ----------------------------
                    Overdue            61-90 Days                        107,000.00                     18,997
                                                            ---------------------------- ----------------------------
                    Overdue            91-120 Days                        25,180.78
                                                            ---------------------------- ----------------------------
                    Overdue            Over 121 Days                                                 5,311,309
                                                            ---------------------------- ----------------------------
                    TOTAL                                               $451,398.54                 $5,330,590
                                                            ---------------------------- ----------------------------


3.   Statement of Status of Payments to Secured Creditors and Lessors:    (SEE ATTACHMENT # 5)

---------------------------------- ------------------- --------------- --------------- -------------------------------
                                       Frequency                                           Post-Petition Payments
                                    of Payments per        Amount           Next                 Not Made*
                                    Contract / Lease      of Each         Payment
         Creditor/Lessor           (i.e., mo., qtr.)      Payment           Due            Number            Amount
---------------------------------- ------------------- --------------- --------------- -------------------------------
                                                       $                                               $
---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------


*Explanation for Non-Payment:
                             -----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


4.       Tax Liability:
                  Gross Payroll Expense for Period:                    $    12,642.34
                                                                       -------------------
                  Gross Sales for Period Subject to Sales Tax          $      None

                                             ------------------------ ------------------------ -----------------------
                                                                                                   Post-Petition
                                                                                                    Taxes Still
                                             Date Paid*                    Amount Paid*                Owing
                                             ------------------------ ------------------------ -----------------------
Federal Payroll and Withholding Taxes        12-21-00, 1-05-01                   $2,076.07                 $1,157.93
                                             ------------------------ ------------------------ -----------------------
State Payroll and Withholding Taxes          12-21-00, 1-05-00                      343.74                    287.69
                                             ------------------------ ------------------------ -----------------------
State Sales and Use Taxes                    Not Paid                                -0-
                                             ------------------------------------------------- -----------------------
Real Property Taxes                          INCLUDED IN RENT
                                             ------------------------------------------------- -----------------------

                                    *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or payments have been made

                                                                  (SEE ATTACHMENT #6)

5.       Insurance Coverage:

                                    ---------------------- --------------------- ------------------ ------------------
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Calco              $1M, $1M, $1M              6-1-01             6-1-01
Product/Completed Liability         Medmarc/AON            $10Kea., $100K agg.        3-1-01             3-1-01
                                                           Self Ins. Ea. $50K,
                                                           $200 agg.
                                    ---------------------- --------------------- ------------------ ------------------
Liability                           Fed. Ins. Co./AON      $4 M ea., $4M agg.         3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property Add General Liability Insurance
                                    ----------------------------------------------------------------------------------
                                    ---------------------- --------------------- ------------------ ------------------
Property & General Liability        Fed. Ins. Co./AON      $1M ea., $2M agg.              3-1-01         3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
        Theft                       Fed. Ins. Co./AON      $75K & $75K                3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------

                                    ---------------------- --------------------- ------------------ ------------------
        Vehicle  (Hired)            Fed. Ins. Co./AON      $1M                             3-1-01        3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial/AON         $500K & $500K              1-1-01             1-1-01
  Patent Infringement Abatement     Reliance/Calco         $1M ea., $3M agg           2-24-00            Expired
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l.              $2M ea., $2M agg           6-18-00            Expired
                                    Specialty/Calco
                                    ---------------------- --------------------- ------------------ ------------------
  D&O                               Rock River &           $10,000,000               12-10-00            Expired
                                    Lloyd/Calco
                                    ---------------------- --------------------- ------------------ ------------------

                               DEBTOR IN POSSESSION OPERATING REPORT NO.:   10  PAGE 3 OF 3
                                                                          -----

6.   Questions:

     A.  Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     [ ]:  Yes  Explain:
                            ---------------------------------------------------------------------------------------
     [X]:  No

     B.  Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     [ ]:  Yes  Explain:
                            ---------------------------------------------------------------------------------------
     [X]:  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

    -------------------------------------- ------------------------------------- ------------------------------------
                                                State Type of Professional               Total Post-Petition
            Name of Professional              (Attorney / Accountant / etc.)                 Amount Paid
    -------------------------------------- ------------------------------------- ------------------------------------
    Knobbe, Marten, Olson & Bear                         Attorney                               $17,819.94
    -------------------------------------- ------------------------------------- ------------------------------------
    O'Melveny & Myers                                    Attorney                               265,634.97
    -------------------------------------- ------------------------------------- ------------------------------------
    Winthrop & Couchet                                   Attorney                                67,725.87
    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------

8.   Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE
     SHEET IF NECESSARY)

    -----------------------------------------------------------------------------------------------------------------
    None
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------

9.   Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
       Quarterly          Total                                                                       Quarterly Fee
     Period Ending    Disbursements    Quarterly Fee       Date           Amount                       Still Owing
                       for Quarter                         Paid            Paid         Check No.
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    3/31/00               69,828.68            500.00           4/27         500.00       10035,              0
                                                                                           10038
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    6/30/00              790,304.81          3,750.00           7/19       3,750.00        10352              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    9/30/00              683,186.02          3,750.00          10-16       3,750.00        10567              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    12-31-00           1,251,797.77          5,000.00                                                    $5,000.00
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

I, (Name/Title: Robert Mosier / President ), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:    1-18-01
        -----------

                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                                  ATTACHMENT #1




                                  CASH BALANCE
--------------------------------------------------------------------------------

Account number                   Type
3700021509                       interest bearing                 2,522,652.11
3700011381                       general                          1,814,489.59
3700011111                       payroll                              6,310.85
3700011031                       taxes                                  200.00
--------------------------------------------------------------------------------
Total cash balance @                                     31-Dec   4,343,652.55

                                  ATTACHMENT #2


1. Profit and Loss Statement (Modified Cash Basis)

A. Related to Business Operations
        Gross Sales                                                   2,832.20
        Less: Sales Returns and Discounts                                    -
                                                                   ------------
        Net Sales                                                     2,832.20
        Less: Cost of Goods Sold:
        Beginning Inventory at Cost
        Add: Purchases
        Less:  Ending Inventory at Cost
        Cost of Goods Sold
                                                                   ------------
        Gross Profit                                                  2,832.20
        Other Operating Revenues                                             -
        Less: Operating Expenses:
        Officer Compensation                                          3,942.00
        Salaries and Wages-Other Employees                            8,700.34
                                                                   ------------
        Total Salaries and Wages                                     12,642.34
        Outside Services                                             42,258.60
        Board of Directors Fees                                       4,500.00
        Employee Benefits and Pensions
        Payroll Taxes                                                   914.35
        Real Estate Taxes
        Federal and State IncomeTaxes
                                                                   ------------
        Total Taxes                                                     914.35
        Rent and Lease Expense
        Interest Expense
        Insurance                                                       511.55
        Automobile Expense
        Utilities                                                       524.60
        Depreciation
        Repairs and Maintenance                                         884.55
        Hiring expense
        Vacation expense
        Advertising
        Supplies, Office Expense, Photocopies, etc                    1,525.80
        Bad Debts
        Miscellaneous Operating Expenses:
        Legal
        Travel
        Entertainment
        Securities expense                                            1,250.00
        ADP fees
        Other                                                         1,987.42
                                                                   ------------
        Total Miscellaneous Operating Expenses                        3,237.42
                                                                   ------------
        Total Operating Expenses                                     66,999.21
                                                                   ------------
        Net Gain/Loss from Business Operations                      (64,167.01)
                                                                   ============

B. Not Related to Business Operations
        Income:
        Interest Income                                              11,155.86
        Other Non-Operating Revenues
        Gross Proceeds on Sale of Assets
        Less: Original Cost of Assets plus Expense of Sale
                                                                   ------------
        Net Gain/Loss on Sale of Assets                                      -
                                                                   ------------
        Total Non-Operating Income                                   11,155.86
                                                                   ------------
        Expenses Not Related to Business Operations:
        Legal and Professional Fees                                 619,998.56
        Other Non-Operating Expenses
                                                                   ------------
        Total Non-Operating Expenses                                619,998.56
                                                                   ------------
        NET INCOME/LOSS FOR PERIOD                                 (673,009.71)
                                                                   ============

   Note Included in December cash receipts of $2,000,000 was from Surgilight this amount was not recognized. The accounting of Asset Sale to Surgilight will be done after further consultation with professional accountants but no later than 45 days from 1/15/01.

                                  ATTACHMENT #3


Vendors                                                                Amount
--------------------------------------------------------------------------------
Knobbe Marten Olson & Bear                                            17,819.94
O'Melveny & Myers                                                    265,634.97
Winthrop  & Couchot                                                   67,725.87
Chung Hwan Hahm                                                        8,220.00
Jill Nester                                                            1,968.51
Lisa Mojica                                                               90.00
CPT Group                                                              1,454.09
Honeywell Home & Building                                                947.00
Gold Coast Glass                                                       1,990.00
Efrain Gonzalez                                                        1,680.00
Quoc Phan                                                                324.00
Peter Pham                                                               520.00
John Kling                                                             6,930.31
Don Skelton                                                              377.05
Judith McCall                                                         12,660.44
Federal Express                                                           62.26
Office of the U.S. Trustee                                             5,000.00
Three Way Inc.                                                         5,588.15
Employers Group Services                                                 200.00
Magnum Group                                                          13,518.61
Pacific Bell                                                           1,335.51
PublicEase                                                               130.00
Qwest                                                                    421.91
InterCall                                                                413.05
Market Wise                                                              863.20
Kaiser Systems Inc.                                                    1,082.05
Three Way Inc.                                                           595.00
Magnum Group                                                          25,000.00
Tax Agencies                                                           8,846.62
--------------------------------------------------------------------------------
Total                                                                451,398.54

(1) Various Sales Tax Agencies

                                               ATTACHMENT # 5

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

-----------------------------------------------------------------------------------------------------------
                                          Frequency                                    Post Petition
                                          of Payments      Amount     Next           Payments Not Made
    Creditor/                             per Contract/    of Each    Payment    --------------------------
    Lessor                                Lease            Payment    Due          Number          Amount
-----------------------------------------------------------------------------------------------------------

2   Konica(4)                               Monthly         217.58    11-Feb
3   Konica(4)                               Monthly         328.31    11-Feb
4   Konica(4)                               Monthly         388.42    27-Feb
5   Pitney Bowes Credit Corporation         Quarterly     1,395.00                  11            4,650.00
6   Steelcase Financial Services(4)         Monthly         381.94
7   Dell(1)                                 Monthly         965.83
8   Green Tree(2)                           Monthly         778.23
9   IC Capital(3)                           Monthly         483.78
10  Intelenet                               Monthly         474.00    15-Feb
-----------------------------------------------------------------------------------------------------------

(1) Signed Stipulation
(2) Signed Stipulation
(3) O'Melveny handling in court
(4) Under Negotiation

                                  ATTACHMENT #6


--------------------------------------------------------------------------------
                                             Period          Period
                                             Ending          Ending       Total
                                             15-Dec          31-Dec
--------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes      2,076.07         1,157.93    3,234.00
State Payroll and Withholding Taxes          343.74           287.69      631.43
--------------------------------------------------------------------------------
                                           2,419.81         1,445.62    3,865.43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         Paid as of   Not Paid as of
                                         12/15/2000      12/31/2000       Total
--------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes      2,076.07        1,157.93    3,234.00
State Payroll and Withholding Taxes          343.74          287.69      631.43
--------------------------------------------------------------------------------
                                           2,419.81        1,445.62    3,865.43
--------------------------------------------------------------------------------